UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2013

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2013, Christie B. Kelly, Executive Vice President and Chief Financial Officer of Duke Realty Corporation (the “Company”), provided the Company with notice of her resignation as Executive Vice President and Chief Financial Officer, effective May 17, 2013, to accept an opportunity to serve as the Chief Financial Officer of Jones Lang LaSalle Incorporated.

Effective May 17, 2013, Mark A. Denien, Senior Vice President and Chief Accounting Officer of the Company, was appointed to serve as Executive Vice President and Chief Financial Officer. Mr. Denien, age 46, joined the Company in 2005 as Senior Vice President, Administration and was promoted a year later to Senior Vice President and Chief Accounting Officer. Before joining the Company, Mr. Denien was a partner with KPMG LLP in Indianapolis, where he worked for 16 years. Mr. Denien was responsible for KPMG LLP’s real estate practice in Indiana and Ohio as well as for its national real estate training development. Mr. Denien attended Indiana University where he received his Bachelor of Science Degree in Business with a concentration in Accounting.

Mr. Denien will be paid a base salary of $340,000 with a target annual incentive bonus of 90% of his base salary and a target long-term equity-based incentive award of 155% of his base salary. In connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Denien also executed an executive severance agreement substantially similar to those entered into by the Company’s other named executive officers.

There are no transactions regarding Mr. Denien that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On May 16, 2013, the Company issued a press release announcing the resignation of Ms. Kelly and the appointment of Mr. Denien as Executive Vice President and Chief Financial Officer. The entire text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 16, 2013.*

*	The press release is being “furnished” and not “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/S/ ANN C. DEE
Ann C. Dee
Senior Vice President, General Counsel and
Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its general partner

By:	/S/ ANN C. DEE
Ann C. Dee
Senior Vice President, General Counsel and
Corporate Secretary

Dated: May 16, 2013

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated May 16, 2013.*

*	The press release is being “furnished” and not “filed.”